Exhibit 21

                         Subsidiaries of the Registrant


                                                                JURISDICTION OF
        NAME                       OWNERSHIP                     INCORPORATION
  ----------------                -----------                   ---------------
 Diacrin/Genzyme LLC                  50%                        Massachusetts